U.S. Securities and Exchange Commission
                            Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)  November 22, 1999


                                 RENTECH, INC.
            (Exact name of registrant as specified in its charter)

  Colorado                      0-19260                       84-0957421
  (State of incorporation)      (Commission File Number)   (IRS Employer
                                                      Identification No.)

  1331 17th Street, Suite 720, Denver, Colorado 80202              80202
  (Address of principal executive offices)                     (Zip Code)

                                (303) 298-8008
            (Registrant's telephone number, including area code)

                                     N/A
       (Former name or former address, if changed since last report)


  Item 5.  Other Events.

       Rentech, Inc. has completed the build out and upgrading of its new research and development facility, which is now operational. The 7,000 square foot facility is located in Denver, Colorado. It houses a state of the art, thirty foot tall bubble column Fischer-Tropsch test reactor and all related engineering, catalyst and gas testing and monitoring equipment.

       Rentech's Gas-to-Liquids (GTL) technical team, led by Drs. Charles
  B. Benham and Mark Bohn, founders of Rentech, has already begun a series of syngas (a combination of hydrogen and carbon monoxide) and catalyst tests for several prospective GTL projects the company is currently pursuing. Initial results from the test facility have been excellent, confirming earlier results achieved in the operation of Rentech's five pilot plants and the commercial-scale Synhytech GTL plant, which was located near Pueblo, Colorado.

       A recent Department of Energy (DOE) report, contract number DE-FC22-95PC-93052, published in June 1999, provides data the DOE obtained from operation of the DOE's test facility located at LaPorte, Texas. The report contains the first detailed public information on the GTL conversion results of cobalt catalysts deployed in a slurry-type Fischer-Tropsch reactor. The DOE report provides data that allows in-depth comparisons to be made between cobalt and iron catalysts deployed in a slurry reactor.

       Rentech's review of the DOE report reinforces the company's belief that its iron-based catalyst is fully competitive with cobalt catalyst and delivers comparable yields in a fully integrated GTL system operating with natural gas. Moreover, the company believes that Rentech's iron-based catalyst system offers far greater flexibility than a cobalt catalyst-based system in that it can effectively process a gaseous feedstock (syngas) produced from a wide variety of carbon-bearing materials such as coal, bitumen, refinery bottoms like coke and asphaltenes, as well as industrial off-gases.


       Certain portions of this report may contain "forward looking" statements as defined by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and within the meaning of
  Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Any number of important factors could cause actual results to differ materially from those in the forward looking statements herein. These factors include the actual results that may be achieved from commercial plants constructed and operated in the future. For more information concerning factors that could cause such a difference, see the company's annual report on Form 10-KSB and quarterly reports on Form 10-QSB, filed with the Securities and Exchange Commission. Although Rentech believes its statements to be reasonable, investors are cautioned that such forward looking statements involve risk and uncertainties. The company undertakes no obligation to publicly release the result of any revisions to any such forward looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


                                  SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RENTECH, INC.


                                 By:  (signature)
                                      ------------------------------------
                                      Ronald C. Butz, Vice President,

  Date:  November 23, 1999